UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-8703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end: 3/31

Date of reporting period: 9/30/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
High Yield
Strategies	Fund

SEMIANNUAL REPORT September 30, 2004

Dreyfus High Yield Strategies Fund

Protecting Your Privacy Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.
  Information about your transactions with us, such as the purchase or sale of Fund shares.
  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC

PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Cash Flows
23	Statement of Changes in Net Assets
24	Financial Highlights
26	Notes to Financial Statements
37	Officers and Trustees
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus High Yield
Strategies Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus High Yield Strategies Fund covers the six-month period from April 1, 2004, through September 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and Director of the Dreyfus Taxable Fixed Income Team that manages the fund.

The U.S. economy has alternated between signs of strength and weakness, causing heightened volatility in most sectors of the bond market. Although the Federal Reserve Board (the “Fed”) raised short-term interest rates three times during the reporting period, bond prices have held up better than many analysts expected, as investors apparently have revised their economic expectations in response to the insurgency in Iraq, higher energy prices and some disappointing labor statistics.

The Fed’s move to a less accommodative monetary policy may be signaling the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for investors to stay in close touch with their financial advisors.Your financial advisor can help you rebalance your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Director and Senior Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus High Yield Strategies Fund perform during the period?

For the six-month period ended September 30, 2004, the fund achieved a total return of 5.71% (on a net asset value basis) and produced aggregate income dividends of $0.2975 per share.1 In comparison, the Merrill Lynch High Yield Master II Index (the “Index”) achieved a total return of 3.79% for the same period.2

After producing above-average total returns during previous reporting periods, the high-yield bond market appeared to pause over the past six months to consolidate its gains. At the same time, investors responded to higher valuations and renewed market uncertainty surrounding weaker-than-expected economic data. The fund’s return was higher than that of the Index, as gains in bonds from chemical companies were offset by weakness in some formerly distressed positions.

What is the fund’s investment approach?

The fund primarily seeks high current income. The fund will also seek capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure. To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

The fund’s investment process involves a “top-down” approach to sector and a fundamental “bottom-up” approach to security selection.We look at a variety of factors when assessing a potential investment, including the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

state of the industry or sector, the company’s financial strength and the company’s management.We also employ leverage — buying additional bonds with borrowed money in an effort to increase the fund’s return.

What other factors influenced the fund’s performance?

The U.S. economy appeared to gain momentum during the early part of the reporting period, when surprisingly strong labor statistics and higher energy prices suggested that long-dormant inflationary pressures might be resurfacing. Although rising inflation concerns led to sharply lower prices for U.S. Treasury securities and other areas of the bond market that tend to be more sensitive to changing interest rates, high-yield corporate bonds held more of their value as investors continued to look forward to better business conditions in a strengthening economy.

To forestall a potential acceleration of inflation, the Federal Reserve Board (the “Fed”) raised its target for short-term interest rates three times during the reporting period, driving the overnight federal funds rate to 1.75% . Rate hikes in June, August and September represented the Fed’s first moves toward higher interest rates in more than four years. However, new economic data released during the summer of 2004 proved generally disappointing, and investors’ inflation fears began to wane.As a result, the more interest-rate-sensitive areas of the bond market rallied later in the reporting period, while prices of high-yield corporate bonds remained relatively flat.

In this environment, we made few changes to the fund’s composition, adhering to our strategy of balancing positions in longer-term, lower-rated corporate bonds with holdings of shorter-term, more highly rated high-yield bonds.This “barbell” portfolio structure is designed to help the fund participate in the income and potential gains of its lower-rated credits while attempting to manage risks through higher-quality, shorter-term positions.

The fund received particularly strong contributions to its performance during the reporting period from its holdings in the chemicals industry, which generally benefited from rising demand from manufacturers in the United States and abroad. In addition, the fund received good results from regional telephone services provider Fairpoint Communications, which indicated that it may choose to buy back its bonds at favorable prices; electric utility Allegheny Energy, which has improved its balance sheet; and Province Healthcare, which was acquired by a financially stronger company during the reporting period.

Good results from these positions were partially offset by disappointing returns from others. Formerly distressed positions, many of which had produced attractive gains in 2003, were among the reporting period’s primary detractors from performance. For example, energy company Calpine Corp. was hurt by deteriorating business fundamentals; Pegasus Communications filed for bankruptcy and Paxson Communications suffered when legislative developments potentially derailed its plans to merge with General Electric.

What is the fund’s current strategy?

As the fund’s existing holdings mature or are redeemed early by their issuers, low prevailing interest rates have made it more difficult to reinvest in high-yield securities with comparable income and quality characteristics. In addition, we believe that high-yield bond prices generally have become more fully valued since the current economic recovery began. Accordingly, we believe that selectivity is likely to be a key to success in today’s high-yield bond market.

October 15, 2004

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through April 4, 2005, at which time it may be terminated. Had these expenses not been absorbed, the fund’s return would have been lower.

2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch High Yield Master II Index is an unmanaged performance benchmark composed of U.S. domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and greater than or equal to one year to maturity

The Fund 5

STATEMENT OF INVESTMENTS
September 30, 2004 (Unaudited)

	Principal
Bonds and Notes—128.1%	Amount ($)		Value ($)

Advertising—.4%
RH Donnelley Financial,
Sr. Notes, 8.875%, 2010	660,000	[a,b]	749,100
Sr. Sub. Notes, 10.875%, 2012	440,000	[a,b]	535,700
			1,284,800
Aerospace & Defense—1.0%
Argo-Tech,
Sr. Notes, 9.25%, 2011	1,182,000	[a]	1,273,605
BE Aerospace,
Sr. Sub. Notes, Ser. B, 8.875%, 2011	1,427,000	[b]	1,451,973
K&F Industries,
Sr. Sub. Notes, Ser. B, 9.625%, 2010	657,000	[b]	734,197
			3,459,775
Agricultural Biotech—.2%
Seminis Vegetable Seeds,
Sr. Sub. Notes, 10.25%, 2013	685,000		767,200
Airlines—1.7%
AMR,
Debs., 9.75%, 2021	2,400,000	[b]	1,332,000
Delta Air Lines,
Pass-Through Ctfs.,
Ser. 2001-1, Cl. B, 7.711%, 2013	1,317,000		683,348
Northwest Airlines:
Pass-Through Ctfs., Ser. 1996-1, 7.67%, 2015	1,647,442	[b]	1,339,263
Sr. Notes, 10%, 2009	2,403,000	[b]	1,670,085
United AirLines,
Enhanced Pass-Through Ctfs.,
Ser. 1997-1A, 1.34%, 2049	746,195	[c]	612,234
			5,636,930
Asset-Backed-Other—.3%
Aircraft Finance Trust,
Asset-Backed Notes,
Ser. 1999-1A, Cl. D, 11%, 2024	6,395,441	[a,b]	1,134,275
Auto Manufacturing—.4%
Navistar International,
Sr. Notes, 7.5%, 2011	1,292,000	[b]	1,385,670

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Auto Trucks & Parts—2.1%
Airxcel,
Sr. Sub. Notes, Ser. B, 11%, 2007	2,959,000	[b]	2,944,205
Collins & Aikman Products,
Sr. Notes, 10.75%, 2011	2,216,000	[b]	2,227,080
Sr. Sub. Notes, 12.875%, 2012	879,000	[a,b]	815,273
HLI Operating,
Sr. Notes, 10.5%, 2010	278,000	[b]	304,410
United Components,
Sr. Sub. Notes, 9.375%, 2013	675,000	[b]	730,687
			7,021,655
Building & Construction—2.1%
Atrium Cos.,
Sr. Sub. Notes, Ser. B, 10.5%, 2009	986,000	[b]	1,040,230
Owens Corning,
Debs., 7.5%, 2018	4,326,000	[c]	1,989,960
THL Buildco,
Sr. Sub. Notes, 8.5%, 2014	1,319,000	[a]	1,388,248
WCI Communities,
Sr. Sub. Notes, 10.625%, 2011	2,370,000	[b]	2,684,025
			7,102,463
Chemicals—9.6%
Aqua Chemical,
Sr. Sub. Notes, 11.25%, 2008	2,000,000	[b]	1,490,000
Crompton,
Sr. Notes, 9.875%, 2012	2,183,000	[a]	2,303,065
HMP Equity,
Sr. Discount Notes, 0%, 2008	1,941,000		1,232,535
Huntsman,
Sr. Secured Notes, 11.625%, 2010	1,837,000	[b]	2,135,512
Huntsman ICI Chemicals,
Sr. Sub. Notes, 10.125%, 2009	5,764,000	[b]	6,081,020
Nalco,
Sr. Sub. Notes, 8.875%, 2013	4,508,000	[b]	4,868,640
OM Group,
Sr. Sub. Notes, 9.25%, 2011	4,128,000	[b]	4,324,080

The Fund 7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Chemicals (continued)
Resolution Performance Products:
Sr. Secured Notes, 8%, 2009	692,000		717,950
Sr. Sub. Notes, 13.5%, 2010	939,000	[b]	915,525
Rhodia:
Sr. Notes, 7.625%, 2010	3,183,000	[b]	2,984,063
Sr. Notes, 10.25%, 2010	2,954,000	[b]	3,072,160
Sr. Sub Notes, 8.875%, 2011	1,273,000		1,113,875
Rockwood Specialties,
Sr. Sub. Notes, 10.625%, 2011	1,380,000	[b]	1,524,900
			32,763,325
Commercial Services—1.3%
Alliance Laundry Systems,
Sr. Sub. Notes, Ser. B, 9.625%, 2008	2,000,000	[a,b]	2,050,000
Brickman,
Sr. Sub. Notes, Ser. B, 11.75%, 2009	888,000	[b]	1,030,080
United Rentals North America,
Sr. Sub. Notes, 7.75%, 2013	1,571,000		1,480,667
			4,560,747
Consumer Products—1.6%
Ames True Temper,
Sr. Sub. Notes, 10%, 2012	1,290,000	[a]	1,323,863
Amscan,
Sr. Sub. Notes, 8.75%, 2014	1,669,000	[a,b]	1,710,725
Playtex Products,
Sr. Sub. Notes, 9.375%, 2011	2,264,000	[b]	2,331,920
			5,366,508
Diversified Financial Service—2.9%
Air 2 US,
Enhanced Equipment Notes, Ser. D, 12.226%, 2020	9,640,958	[a,c,d]	0
BCP Caylux Holdings Luxembourg SCA,
Sr. Sub. Notes, 9.625%, 2014	3,000,000	[a,b]	3,255,000
FINOVA,
Notes, 7.5%, 2009	3,233,520	[b]	1,628,886
Stena,
Sr. Notes, 7.5%, 2013	1,170,000		1,177,312
Trump Casino Holdings/Funding,
First Priority Mortgage Notes, 12.625%, 2010	3,503,000	[b]	3,660,635
			9,721,833

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Electric Utilities—10.6%
Allegheny Energy Statutory Trust 2001:
Secured Notes, 10.25%, 2007	2,880,460	[a,b]	3,312,529
Secured Notes, 13%, 2007	85,539	[a,b]	90,244
Allegheny Energy Supply:
Bonds, 8.25%, 2012	6,929,000	[a,b]	7,691,190
Notes, 7.8%, 2011	840,000		913,500
CMS Energy,
Sr. Notes, 9.875%, 2007	2,442,000	[b]	2,725,882
Calpine:
Secured Notes, 8.5%, 2010	7,004,000	[a,b]	5,393,080
Secured Notes, 8.75%, 2013	2,963,000	[a,b]	2,251,880
Secured Notes, 9.875%, 2011	920,000	[a,b]	726,800
Calpine Generating:
Secured Notes, 7.756%, 2010	961,000	[a,b,e]	917,755
Secured Notes, 11.169%, 2011	216,000	[a,b,e]	195,480
Nevada Power:
Mortgage, Bonds Ser. A, 8.25%, 2011	1,091,000	[b]	1,227,375
Notes, Ser. E, 10.875%, 2009	977,000	[b]	1,136,984
Mortgage Notes, 6.5%, 2012	478,000	[a,b]	495,925
Reliant Energy:
Sr. Secured Notes, 9.25%, 2010	4,913,000	[b]	5,299,899
Sr. Secured Notes, 9.5%, 2013	1,480,000		1,615,050
Sierra Pacific Resources,
Sr. Notes, 8.625%, 2014	1,932,000	[a,b]	2,105,880
			36,099,453
Electrical & Electronics—1.8%
Dresser,
Sr. Sub. Notes, 9.375%, 2011	1,950,000	[b]	2,154,750
Fisher Scientific International,
Sr. Sub. Notes, 8%, 2013	2,322,000	[b]	2,612,250
Imax,
Sr. Notes, 9.625%, 2010	919,000	[a,b]	921,297
Rayovac,
Sr. Sub. Notes, 8.5%, 2013	465,000		506,850
			6,195,147
Entertainment—2.6%
Argosy Gaming,
Sr. Sub. Notes, 9%, 2011	1,501,000	[b]	1,692,378

The Fund 9

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Entertainment (continued)
Bally Total Fitness,
Sr. Notes, 10.5%, 2011	2,579,000	[b]	2,462,945
Isle of Capri Casinos,
Sr. Sub Notes, 9%, 2012	878,000		978,970
Mohegan Tribal Gaming Authority,
Sr. Sub. Notes, 6.375%, 2009	1,800,000	[b]	1,876,500
Six Flags,
Sr. Notes, 9.625%, 2014	1,920,000	[b]	1,804,800
			8,815,593
Environmental Control—4.4%
Allied Waste:
Sr. Notes, Ser. B, 6.375%, 2011	4,186,000	[b]	4,091,815
Sr. Notes, Ser. B, 8.875%, 2008	2,744,000		2,990,960
Sr. Notes, Ser. B, 8.5%, 2008	2,724,000		2,969,160
Sr. Notes, Ser. B, 9.25%, 2012	1,823,000		2,037,202
Geo Sub,
Sr. Notes, 11%, 2012	840,000	[a,b]	798,000
Synagro Technologies,
Sr. Sub. Notes, 9.5%, 2009	896,000	[b]	963,200
Waste Services,
Sr. Sub. Notes, 9.5%, 2014	985,000	[a]	940,675
			14,791,012
Food & Beverages—3.5%
Agrilink Foods,
Sr. Sub. Notes, 11.875%, 2008	225,000	[b]	236,250
Corn Products International:
Sr. Notes, 8.25%, 2007	863,000		955,773
Sr. Notes, 8.45%, 2009	863,000		992,450
Del Monte,
Sr. Sub. Notes, 8.625%, 2012	1,879,000	[b]	2,099,783
Dole Food:
Secured Debs., 8.75%, 2013	665,000	[b]	738,981
Sr. Notes, 8.625%, 2009	919,000	[b]	1,006,305
Sr. Notes, 8.875%, 2011	1,333,000	[b]	1,456,302
Land O’Lakes,
Sr. Notes, 8.75%, 2011	3,822,000	[b]	3,592,680

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Food & Beverages (continued)
National Beef Packing,
Sr. Notes, 10.5%, 2011	904,000	[b]	931,120
			12,009,644
Gaming & Lodging—6.2%
Inn of the Mountain Gods Resort & Casino,
Sr. Notes, 12%, 2010	2,548,000	[b]	2,930,200
Kerzner International,
Notes, 8.875%, 2011	1,311,000	[b]	1,443,739
MGM Mirage,
Notes, 8.5%, 2010	2,858,000	[b]	3,261,692
Mandalay Resort,
Sr. Notes, 6.5%, 2009	1,825,000	[b]	1,902,563
Park Place Entertainment:
Sr. Sub. Notes, 8.875%, 2008	1,848,000	[b]	2,111,340
Sr. Sub. Notes, 7.875%, 2010	1,140,000	[b]	1,293,900
Resorts International Hotel and Casino,
First Mortgage, 11.5%, 2009	4,752,000	[b]	5,488,560
Turning Stone Casino Resort Enterprise,
Sr. Notes, 9.125%, 2010	1,290,000	[a,b]	1,399,650
Wynn Las Vegas,
Second Mortgage, 12%, 2010	931,000		1,168,405
			21,000,049
Health Care—6.8%
Beverly Enterprises,
Sr. Sub. Notes, 7.875%, 2014	860,000	[a]	924,500
Extendicare Health Services,
Sr. Notes, 9.5%, 2010	791,000	[b]	891,853
Hanger Orthopedic,
Sr. Notes, 10.375%, 2009	2,704,000	[b]	2,501,200
Healthsouth:
Sr. Notes, 6.875%, 2005	920,000		933,800
Sr. Notes, 7%, 2008	2,801,000	[b]	2,797,499
Mariner Health Care,
Sr. Sub. Notes, 8.25%, 2013	1,166,000	[a,b]	1,259,280
Province Healthcare,
Sr. Sub. Notes, 7.5%, 2013	2,034,000	[b]	2,303,505

The Fund 11

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Health Care (continued)
Tenet HealthCare:
Notes, 7.375%, 2013	5,219,000	[b]	4,931,955
Sr. Notes, 9.875%, 2014	3,463,000	[a]	3,636,150
Triad Hospitals,
Sr. Sub. Notes, 7%, 2013	2,918,000		2,983,655
			23,163,397
Machinery—1.7%
Case New Holland:
Sr. Notes, 9.25%, 2011	2,245,000	[a,b]	2,525,625
Sr. Notes, 6%, 2009	840,000	[a,b]	835,800
Terex,
Sr. Sub. Notes, Ser. B, 10.375%, 2011	2,250,000	[b]	2,553,750
			5,915,175
Manufacturing—3.0%
Hexcel,
Sr. Sub. Notes, 9.75%, 2009	3,321,000	[b]	3,503,655
JB Poindexter & Co.,
Sr. Notes, 8.75%, 2014	2,259,000	[a,b]	2,400,187
Key Components,
Sr. Notes, 10.5%, 2008	2,567,000	[b]	2,644,010
MAAX,
Sr. Sub. Notes, 9.75%, 2012	430,000	[a]	457,950
Polypore,
Sr. Sub. Notes, 8.75%, 2012	1,044,000	[a,b]	1,088,370
			10,094,172
Media—15.9%
Adelphia Communications,
Sr. Notes, Ser B, 7.75% 2009	1,550,000	[b,c]	1,371,750
CSC Holdings,
Sr. Notes, 6.75%, 2012	3,342,000	[a,b]	3,367,065
Charter Communications Holdings/Capital:
Sr. Discount Notes, 0/11.75%, 2011	5,465,000	[b,f]	3,415,625
Sr. Notes, 8.75%, 2013	4,546,000	[b]	4,483,493
Sr. Notes, 10%, 2011	3,193,000	[b]	2,474,575
Sr. Notes, 10.25%, 2010	3,693,000	[b]	3,789,941
Sr. Notes, 10.75%, 2009	5,057,000	[b]	4,172,025
Dex Media East Finance,
Sr. Sub. Notes, Ser. B, 12.125%, 2012	2,060,000	[b]	2,575,000
Dex Media West/Finance,
Sr. Sub. Notes, Ser. B, 9.875%, 2013	4,165,000	[b]	4,914,700

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Media (continued)
Granite Broadcasting,
Secured Notes, 9.75%, 2010	1,843,000	[b]	1,713,990
Gray Television,
Sr. Sub. Notes, 9.25%, 2011	450,000	[b]	507,375
Kabel Deutschland,
Sr. Notes, 10.625%, 2014	1,268,000	[a]	1,388,460
LBI Media,
Sr. Discount Notes, 0/11%, 2013	1,392,000	[b,f]	1,010,940
Lodgenet Entertainment,
Sr. Sub. Debs., 9.5%, 2013	419,000	[b]	458,805
Nexstar Finance:
Sr. Discount Notes, 0/11.375%, 2013	2,245,000	[b,f]	1,731,456
Sr. Sub. Notes, 7%, 2014	2,993,000	[b]	2,963,070
Pegasus Communications,
Sr. Sub. Notes, Ser. B, 12.5%, 2007	4,842,000	[b,c]	3,171,510
Salem Communications,
Sr. Sub. Notes, Ser. B, 9%, 2011	2,121,000		2,333,100
Spanish Broadcasting System,
Sr. Sub. Notes, 9.625%, 2009	5,427,000	[b]	5,711,918
Young Broadcasting:
Sr. Sub. Notes, 8.75%, 2014	2,176,000		2,099,840
Sr. Sub. Notes, 10%, 2011	435,000		450,225
			54,104,863
Mining & Metals—2.6%
AK Steel:
Sr. Notes, 7.75%, 2012	3,191,000	[b]	3,135,157
Sr. Notes, 7.875%, 2009	915,000	[b]	912,713
CSN Islands VIII,
Sr. Notes, 10%, 2015	1,315,000	[a]	1,321,575
Consol Energy,
Notes, 7.875%, 2012	3,182,000	[b]	3,563,840
			8,933,285
Oil & Gas—6.9%
Coastal:
Sr. Deb., 6.5%, 2008	862,000	[b]	844,760
Notes, 7.625%, 2008	3,893,000	[b]	3,941,662
Notes, 7.75%, 2010	3,942,000	[b]	3,961,710
El Paso Production,
Sr. Notes, 7.75%, 2013	2,321,000	[b]	2,338,408

The Fund 13

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Oil & Gas (continued)
Hanover Compressor:
Sr. Notes, 8.625%, 2010	921,000	[b]	1,003,890
Sr. Notes, 9%, 2014	1,263,000	[b]	1,392,457
Hanover Equipment Trust,
Sr. Secured Notes, Ser. B, 8.75%, 2011	3,912,000	[b]	4,293,420
McMoRan Exploration,
Sr. Notes, 6%, 2008	4,497,000	[a,b]	5,570,659
			23,346,966
Packaging & Containers—3.0%
Jefferson Smurfit,
Sr. Notes, 8.25%, 2012	876,000		970,170
Owens-Brockway:
Sr. Notes, 8.25%, 2013	450,000	[b]	481,500
Sr. Secured Notes, 7.75%, 2011	900,000	[b]	963,000
Sr. Secured Notes, 8.875%, 2009	1,000,000	[b]	1,092,500
Pliant:
Sr. Secured Discount Notes,
0/11.125%, 2009	1,437,000	[b,f]	1,235,820
Sr. Secured Notes, 11.125%, 2009	443,000	[b]	462,935
Sr. Sub. Notes, 13%, 2010	900,000	[b]	778,500
Stone Container:
Sr. Notes, 8.375%, 2012	662,000	[b]	733,165
Sr. Notes, 9.75%, 2011	2,525,000	[b]	2,809,063
Tekni-Plex,
Sr. Secured Notes, 8.75%, 2013	845,000	[a]	806,975
			10,333,628
Paper & Forest Products—3.9%
Appleton Papers,
Sr. Sub. Notes, 9.75%, 2014	1,289,000	[a,b]	1,334,115
Buckeye Technologies:,
Sr. Notes, 8.5%, 2013	1,150,000	[b]	1,242,000
Sr. Sub Notes, 9.25%, 2008	1,000,000	[b]	1,005,000
Georgia-Pacific:
Sr. Notes, 7.375%, 2008	1,772,000	[b]	1,940,340
Sr. Notes, 8.875%, 2010	3,051,000	[b]	3,584,925
Sr. Notes, 9.375%, 2013	3,454,000	[b]	4,084,355
			13,190,735
Pipelines—5.3%
ANR Pipeline,
Notes, 8.875%, 2010	2,230,000	[b]	2,519,900

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Pipelines (continued)
Dynegy:
Secured Notes, 9.875%, 2010	5,415,000	[a,b]	6,146,025
Secured Notes, 10.125%, 2013	5,428,000	[a,b]	6,269,340
Southern Natural Gas,
Notes, 8.875%, 2010	1,795,000	[b]	2,028,350
Williams Cos.,
Notes, 7.125%, 2011	1,000,000	[b]	1,102,500
			18,066,115
Real Estate Investment Trust—.4%
La Quinta Properties,
Sr. Notes, 7%, 2012	1,311,000	[a]	1,388,021
Retail—1.9%
JC Penney,
Sr. Notes, 8%, 2010	1,339,000	[b]	1,531,481
Jean Coutu,
Sr. Notes, 7.625%, 2012	648,000	[a]	662,580
Remington Arms,
Sr. Notes, 10.5%, 2011	335,000	[b]	319,925
Rite Aid:
Sr. Secured Notes, 8.125%, 2010	1,035,000	[b]	1,091,925
Sr. Secured Notes, 12.5%, 2006	899,000		1,024,860
Saks,
Sr. Notes, 7.5%, 2010	876,000		941,700
VICORP Restaurants,
Sr. Notes, 10.5%, 2011	966,000		966,000
			6,538,471
Structured Index—4.4%
Dow Jones CDX NA.,
Credit Linked Notes,
Ser. 3-1, 7.75%, 2009	14,806,000	[a,g]	15,009,583
Technology—.4%
AMI Semiconductor,
Sr. Sub. Notes, 10.75%, 2013	1,163,000	[b]	1,360,710
Telecommunications—15.5%
American Tower:
Sr. Notes, 7.5%, 2012	1,637,000	[b]	1,677,925
Sr. Notes, 9.375%, 2009	3,417,000	[b]	3,639,105
Sr. Sub. Notes, 7.125%, 2012	1,329,000	[a]	1,322,355
Sr. Sub. Notes, 7.25%, 2011	920,000	[b]	961,400

The Fund 15

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Telecommunications (continued)
American Tower Escrow,
Discount Notes, 0%, 2008	450,000	[b]	337,500
Call-Net Enterprises,
Sr. Secured Notes, 10.625%, 2008	1,000,000	[b]	980,000
Crown Castle International:
Sr. Notes, 7.5%, 2013	2,321,000	[b]	2,442,852
Sr. Notes, 9.375%, 2011	2,695,000	[b]	3,112,724
Sr. Notes, 10.75%, 2011	1,000,000	[b]	1,117,500
Sr. Notes, Ser. B, 7.5%, 2013	2,133,000	[b]	2,244,983
Dobson Communications,
Sr. Notes, 8.875%, 2013	1,275,000	[b]	828,750
Fairpoint Communications,
Sr. Notes, 11.875%, 2010	449,000	[b]	514,105
Horizon PCS,
Sr. Notes, 13.75%, 2011	3,000,000	[c]	1,215,000
Innova S de RL,
Notes, 9.375%, 2013	1,814,000		1,981,795
MJD Communications:
Floating Rate Notes,
Ser. B, 5.558%, 2008	4,930,000	[b,e]	4,880,700
Nextel Partners,
Sr. Notes, 12.5%, 2009	1,073,000	[b]	1,244,680
Pegasus Satellite Communications:
Sr. Notes, 12.375%, 2006	677,000	[c]	443,435
Sr. Notes, 11.25%, 2010	58,000	[c]	37,990
Qwest,
Bank Note, Ser. A, 6.5%, 2007	2,645,000	[e]	2,744,187
Bank Note, Ser. B, 6.95%, 2010	500,000	[e]	493,750
Qwest Services,
Sr. Secured Notes, 13.5%, 2007	4,803,000	[a]	5,487,428
Roger Wireless,
Sr. Secured Notes, 9.625%, 2011	1,000,000	[b]	1,120,000
SBA Telecommunications,
Sr. Discount Notes, 0/9.75%, 2011	6,205,000	[b,f]	5,057,075

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Telecommunications (continued)
Spectrasite,
Sr. Notes, 8.25%, 2010	1,763,000		1,904,040
UbiquiTel Operating,
Sr. Notes, 9.875%, 2011	1,330,000	[a,b]	1,391,513
US Unwired,
Secured Notes, Ser. B, 10%, 2012	2,172,000		2,264,310
Western Wireless,
Sr. Notes, 9.25%, 2013	3,026,000		3,101,650
			52,546,752
Textiles & Apparel—.8%
Dan River,
Sr. Notes, 12.75%, 2009	1,831,000	[a,c]	347,890
Levi Strauss & Co.,
Sr. Notes, 12.25%, 2012	2,166,000	[b]	2,301,375
			2,649,265
Transportation—2.9%
Atlantic Express Transportation,
Units, 12%, 2008	1,467,000	[a,b]	1,444,995
CHC Helicopter,
Sr. Sub. Notes, 7.375%, 2014	1,476,000	[b]	1,546,110
Gulfmark Offshore,
Sr. Notes, 7.75%, 2014	1,745,000	[a]	1,775,537
TFM, S.A. de C.V.,
Sr. Notes, 10.25%, 2007	5,000,000	[b]	5,200,000
			9,966,642
Total Bonds and Notes Investments
(cost $435,455,727)			435,723,859

Preferred Stock—3.5%	Shares		Value ($)

Commercial Services—.8%
Kaiser Group Holdings,
Cum., $3.85	49,107		2,664,055

The Fund 17

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Preferred Stock (continued)	Shares	Value ($)

Diversified Financial Service—.1%
Williams Holdings Of Delaware,
Cum. Conv., $2.75	6,650 [a]	472,150
Media—2.6%
Paxson Communications,
Cum., $1,325	3	23,793
Cum. Conv., $975	823 [a]	5,592,832
Spanish Broadcasting System
Cum. Conv., Ser. B, $107.5	2,811	3,077,676
		8,694,301
Total Preferred Stock Investments
(cost $12,209,427)		11,830,506

Common Stock—.3%

Oil & Gas—.0%
Link Energy	444,013 [h]	22,200
Telecommunications—.3%
AboveNet	33,665 [h]	421,680
Neon Communications	158,722 [d,h]	436,487
Stellex Aerostructures	2,793 [d,h]	0
		858,167
Total Common Stock Investments
(cost $6,828,827)		880,367

Other—.0%

Chemicals—.0%
Huntsman (warrants)	436 [a,h]	100,499
Mining And Metals—.0%
Kaiser Group Holdings (rights)	108,168 [d,h]	0
Telecommunication Equipment—.0%
AboveNet (warrants)	16,095 [h]	29,580
Loral Cyberstar (warrants)	6,980 [h]	70
Neon Communications (warrants)	158,722 [d,h]	0
		29,650
Total Other Investments
(cost $330,548)		130,149

Other Investments—6.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $22,718,000)	22,718,000 [i]	22,718,000

Total Investment (cost $477,542,529)	138.6%	471,282,881
Liabilities, Less Cash and Receivables	(38.6%)	(131,242,162)
Net Assets	100.0%	340,040,719

[a] Securities exempt from registration under Rule 144A of Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.These securities have been determined to be liquid by the Board of Trustees.At September 30, 2004, these securities amounted to $118,144,686 or
34.7% of net assets.
[b] Collateral for Revolving Credit and Security Agreement.
[c] Non-income producing-security in default.
[d] The value of these securities has been determined in good faith under the direction of the Board of Trustees.
[e] Variable rate security—interest rate subject to periodic change.
[f] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[g] Security linked to a portfolio of debt securities.
[h] Non-income producing security.
[i] Investment in affiliated money market mutual funds.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Media	15.9	Paper & Forest Products	3.9
Telecommunications	15.5	Food & Beverages	3.5
Electric Utilities	10.6	Packaging & Containers	3.0
Chemicals	9.6	Manufacturing	3.0
Oil & Gas	6.9	Transportation	2.9
Health Care	6.8	Diversified Financial Service	2.9
Short-Term/		Entertainment	2.6
Money Market Investments	6.7	Mining & Metals	2.6
Gaming & Lodging	6.2	Auto Trucks & Parts	2.1
Pipelines	5.3	Building & Construction	2.1
Structured Index	4.4	Other	17.7
Environmental Control	4.4		138.6

† Based on net assets.

See notes to financial statements.a

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	454,824,529	448,564,881
Affiliated issuers	22,718,000	22,718,000
Dividends and interest receivable		9,626,645
Receivable for investment securities sold		8,204,658
Prepaid expenses		26,766
		489,140,950

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		324,895
Due to Shareholder Servicing Agent—Note 3(b)		27,465
Cash overdraft due to Custodian		27,944
Loan payable—Note 2		139,000,000
Payable for investment securities purchased		9,288,835
Interest and loan fees payable—Note 2		226,616
Accrued expenses		204,476
		149,100,231

Net Assets ($)		340,040,719

Composition of Net Assets ($):
Paid-in capital		989,695,051
Accumulated distributions in excess of investment income—net		(2,441,159)
Accumulated net realized gain (loss) on investments		(640,953,525)
Accumulated net unrealized appreciation
(depreciation) on investments		(6,259,648)

Net Assets ($)		340,040,719

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		71,334,949
Net Asset Value, per share ($)		4.77

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended September 30, 2004 (Unaudited)

Investment Income ($):
Interest	20,857,611
Dividends:
Unaffiliated issuers	597,285
Affiliated issuers	80,974
Total Income	21,535,870
Expenses:
Management fee—Note 3(a)	2,161,518
Interest expense—Note 2	1,320,620
Shareholder servicing costs—Note 3(a,b)	256,225
Trustees’ fees and expenses—Note 3(c)	97,675
Professional fees	67,815
Shareholders’ reports	46,497
Registration fees	34,125
Custodian fees—Note 3(a)	27,700
Miscellaneous	61,151
Total Expenses	4,073,326
Less—reduction in management fee and shareholder
servicing fees due to undertaking—Note 3(a,b)	(312,219)
Less—reduction in custody fee due
to earnings credits—Note 1(c)	(7,093)
Net Expenses	3,754,014
Investment Income—Net	17,781,856

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	11,924,622
Net realized gain (loss) on forward currency exchange contracts	(13,624)
Net realized gain (loss) on financial futures	(1,015)
Net realized gain (loss) on options transactions	(29,141)
Net realized gain (loss) on swap transactions	(795,680)
Net Realized Gain (Loss)	11,085,162
Net unrealized appreciation (depreciation) on investments	(10,933,447)
Net Realized and Unrealized Gain (Loss) on Investments	151,715
Net Increase in Net Assets Resulting from Operations	17,933,571

See notes to financial statements.

The Fund 21

STATEMENT OF CASH FLOWS
Six Months Ended September 30, 2004 (Unaudited)

Cash Flows from Operating Activities ($):
Interest Received	17,375,588
Dividends Received	462,902
Interest and loan fees paid	(1,272,032)
Operating expenses paid	(672,939)
Paid to The Dreyfus Corporation	(1,927,644)	13,965,875

Cash Flows from Investing Activities ($):
Purchases of portfolio securities	(290,625,635)
Net purchases of short-term portfolio securities	(14,441,000)
Proceeds from sales of portfolio securities	312,884,245
FEC Transactions	(13,624)
Options Transactions	(29,141)
Swap Transactions	(795,680)
Futures Transactions	(1,015)	6,978,150

Cash Flows from Financing Activities ($):
Dividends paid	(19,309,646)
Loan Payments	(2,000,000)	(21,309,646)
Decrease in cash		(365,621)
Cash at beginning of period		337,677

Cash at end of period		(27,944)

Reconciliation of Net Inrease in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting From Operations		17,933,571
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Increase in interest receivable		(270,118)
Increase in interest and loan commitment fees		48,589
Decrease in accrued operating expenses		(116,875)
Decrease in prepaid expenses		35,124
Increase in Due to The Dreyfus Corporation		21,170
Net Interest sold on investments		(2,053,606)
Net realized gain on investments		(11,085,162)
Net unrealized depreciation on investments		10,933,447
Noncash Dividends		(404,939)
Decrease in Dividends receivable		189,581
Net amortization of discount and premium on investments		(1,264,907)

Net Cash Provided by Operating Activities		13,965,875

Supplementary disclosure noncash financing activities ($):
Reinvestment of dividends which increases paid-in capital		1,840,515

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2004	Year Ended
	(Unaudited)	March 31, 2004

Operations ($):
Investment income—net	17,781,856	39,691,694
Net realized gain (loss) on investments	11,085,162	(8,937,779)
Net unrealized appreciation
(depreciation) on investments	(10,933,447)	73,376,894
Net Increase (Decrease) in Net Assets
Resulting from Operations	17,933,571	104,130,809

Dividends to Shareholders from ($):
Investment income—net	(17,690,904)	(42,091,620)

Beneficial Interest Transactions ($):
Dividends reinvested—Note 1(c)	1,840,515	6,737,416
Total Increase (Decrease) in Net Assets	2,083,182	68,776,605

Net Assets ($):
Beginning of Period	337,957,537	269,180,932
End of Period	340,040,719	337,957,537

Capital Share Transactions (Shares):
Shares issued for dividends reinvested	375,855	1,385,051

See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
September 30, 2004			Year Ended March 31,

	(Unaudited)	2004	2003	2002 [a]	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	4.76	3.87	4.93	6.35	10.06	11.83
Investment Operations:
Investment income—net	.25[b]	.56[b]	.68[b]	.81[b]	1.14	1.46
Net realized and unrealized
gain (loss) on investments	.01	.93	(1.00)	(1.33)	(3.57)	(1.75)
Total from Investment Operations	.26	1.49	(.32)	(.52)	(2.43)	(.29)
Distributions:
Dividends from investment
income—net	(.25)	(.60)	(.74)	(.90)	(1.28)	(1.48)
Net asset value, end of period	4.77	4.76	3.87	4.93	6.35	10.06
Market value, end of period	4.81	5.48	5.16	5.41	6.47	8 7/8

Total Return (%) [c]	(7.79)[d]	19.92	14.22	(1.84)	(14.09)	(14.35)

Ratios/Supplemental Data (%):
Ratio of total expenses, exclusive of
interest, to average net assets	1.66[e]	1.64	1.73	1.71	1.61	1.50
Ratio of net expenses, exclusive of
interest, to average net assets	1.47[e,f]	1.45[f]	1.54[f]	1.52[f]	1.61	1.50
Ratio of interest expense
to average net assets	.80[e]	.72	1.45	2.99	3.13	2.21
Ratio of net investment income
to average net assets	10.71[e]	12.35	17.66	14.95	14.35	13.20
Portfolio Turnover Rate	63.29[d]	145.95	186.19	239.11	42.61	28.37

Net Assets, end of period
($ x 1,000)	340,041	337,958	269,181	332,482	415,597	646,676

	Six Months Ended
September 30, 2004			Year Ended March 31,

	(Unaudited)	2004	2003	2002 [a]	2001	2000

Ratios/Supplemental Data (%)
(continued):
Average borrowings
outstanding ($ x 1,000)	147,858	137,123	126,350	174,415	232,205	268,770
Weighted average number
of fund shares
outstanding ($ x 1,000)	71,140	70,406	68,538	66,400	64,724	63,785
Average amount of
debt per share ($)	2.08	1.95	1.84	2.63	3.59	4.21

[a] As required, effective April 1, 2001, the fund has adopted the provisions of AICPA and Audit and Accounting
Guide for Investment Companies and began amortizing discount or premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended
March 31, 2002 was to decrease net investment income per share by $.05, increase net realized and unrealized gain
(loss) on investments per share by $.05 and decrease the ratio of net investment income to average net assets from
15.96% to 14.95%. Per share data and ratios/supplement data for periods prior to April 1, 2001 have not been restated to reflect these changes in presentation.
[b] Based on average shares outstanding at each month end.
[c] Calculated based on market value.
[d] Not annualized.
[e] Annualized.
[f] Includes waiver of .10 of 1% of Managed Assets by The Dreyfus Corporation and .03 of 1% of Managed Assets by
UBS Warburg LLC.

See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”) as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income by investing at least 65% of its total assets in income securities rated below investment grade. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment manager and administrator. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S.Treasury Bills), financial futures, options and swaps) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the fund’s

Board of Trustees,or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees. The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate. Swap transactions are valued daily based upon quotations from counterparties as market makers utilizing the net present value of all future cash settlements based on implied forward interest rates.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premiums on investments is recognized on a scientific basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as expense offset in the Statements of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are declared and paid at least annually.To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On September 27, 2004, the Board of Trustees declared a cash dividend of $.04 per share from investment income-net, payable on October 26, 2004 to shareholders of record as of the close of business on October 12, 2004.

(f) Concentration of risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.

As of July 21, 2004, the fund is permitted to invest up to 5% of its assets directly in the common stock of high yield bond issuers.This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an IPO) to gain sector exposure and when suitable high yield bonds are not available for sale, and expects to sell the common stock promptly when suitable high yield bonds are subsequently acquired.

The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

investor sentiment generally. They may also decline because of factors that affect a particular industry.The value of a security also may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services. Small company stocks carry additional risks because their operating histories tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.The shares of smaller companies tend to trade less frequently than those of larger, more established companies.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $647,258,868 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2004. If not applied, $32,078,398 of the carryover expires in fiscal 2007, $32,334,001 expires in fiscal 2008, $136,674,723 expires in fiscal 2009, $283,731,643 expires in fiscal 2010, $105,470,700 expires in fiscal 2011 and $56,969,403 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2004 was as follows: ordinary income $42,091,620. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Borrowings:

The fund has entered into a $175,000,000 Revolving Credit and Security Agreement (the “Agreement”), which expires on June 15, 2006. Under the terms of the Agreement, the fund may borrow

Advances (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral which amounted to $342,172,491 as of September 30, 2004; the yield to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time.The fund pays certain other fees associated with the Agreement. During the period ended September 30, 2004, $343,514 applicable to those fees was included in interest expense.

The average daily amount of borrowings outstanding during the period ended September 30, 2004, under the Agreement, was approximately $147,858,000, with a related weighted average annualized interest rate of 1.32% ..

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90 of 1% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

For the period from September 30, 2004 through April 4, 2005, the Manager has agreed to waive receipt of a portion of the fund’s management fee in the amount of .10 of 1% of the Managed Assets.The reduction in management fee, pursuant to the undertaking, amounted to $240,169 during the period ended September 30, 2004.

The fund compensates Mellon Investor Services, L.L.C., an affiliate of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2004, the fund was charged $16,057 pursuant to the transfer agency agreement.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2004, the fund was charged $27,700 pursuant to the custody agreement.

(b) In accordance with the Shareholder Servicing Agreement, UBS Warburg LLC Inc. provides certain shareholder services for which the fund pays a fee computed at the annual rate of .10 of 1% of the value of the fund’s average weekly Managed Assets. During the period ended September 30, 2004, the fund was charged $240,169 pursuant to the Shareholder Servicing Agreement.

For the period from September 30, 2004 through April 4, 2005, UBS Warburg LLC has agreed to waive receipt of a portion of the fund’s shareholder services fee in the amount of .03 of 1% of the Managed Assets. The reduction in shareholder servicing fee, pursuant to the undertaking, amounted to $72,050 during the period ended September 30, 2004.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $353,118, custodian fees $7,012 and transfer agency per account fees $4,000, which are offset against an expense reimbursement currently in effect in the amount of $39,235.

(c) Each Trustee who is not an “interested person” of the fund as defined in the Act receives $17,000 per year plus $1,000 for each Board meeting attended and $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting. In the event that there is a joint committee meeting of the Dreyfus /Laurel funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, The Dreyfus/Laurel Funds Trust, collectively, (the “Dreyfus/Laurel Funds”) and the fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the fund. Each Trustee who is not an interested person also receives $500 for Board meetings and separate committee meetings attended that are conducted by tele-phone.The fund also reimburses each Trustee who is not an “interested person” of the fund for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, swaps and forward currency exchange contracts, during the period ended September 30, 2004, amounted to $291,994,366 and $313,046,857, respectively.

The fund may use various derivatives, including options, futures contracts, forward currency exchange contracts, mortgage-related securities, asset-backed securities and swaps.The fund may invest in, or enter into, these financial instruments for a variety of reasons, including to hedge certain market trends, to provide a substitute for purchasing or selling particular securities or to increase potential income gain.

The fund may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as a net realized gain/loss. Interest rate swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. As of September 30, 2004, there were no open interest rate swaps.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

The fund may invest in financial futures contracts which expose the fund to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.At September 30, 2004, there were no financial futures contracts outstanding.

The fund may enter into forward currency exchange contracts.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates.The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At September 30, 2004, there were no open forward currency exchange contracts.

At September 30, 2004, accumulated net unrealized depreciation on investments was $6,259,648, consisting of $30,475,673 gross unrealized appreciation and $36,735,321 gross unrealized depreciation.

At September 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint

The Fund 35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

OFFICERS AND TRUSTEES
D rey f u s H i g h Y i e l d S t ra te g i e s	Fu n d

200 Park Avenue
New York, NY 10166

Trustees	Portfolio Managers
Joseph S. DiMartino, Chairman	Keith Chan
James M. Fitzgibbons	Martin F. Fetherston
J. Tomlinson Fort	William Howarth
Kenneth A. Himmel	Kenneth D. Smalley
Stephen J. Lockwood	Gerald E.Thunelius
Roslyn M.Watson
Samual Weinstock
Benaree Pratt Wiley

Officers	Investment Adviser
The Dreyfus Corporation
President
Stephen E. Canter	Custodian
Executive Vice President	Mellon Bank, N.A.
Stephen R. Byers
Gerald E.Thunelius	Counsel
Vice President	Kirkpatrick & Lockhart LLP
Mark N. Jacobs
Secretary	Transfer Agent,
Steven F. Newman	Dividend Disbursing Agent
Assistant Secretaries	Mellon Investor Services LLC
James Bitetto
Robert R. Mullery	Stock Exchange Listing
Jeff Prusnofsky	NYSE Symbol: DHF
Michael A. Rosenberg
Treasurer	Initial SEC Effective Date
James Windels	4/23/98
Assistant Treasurers
Erik D. Naviloff
Kenneth J. Sandgren

The Net Asset Value appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Municipal Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday; New York Times, Business section under the heading “Closed-End Bond Funds—Single State Municipal Bond Funds” every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940,as amended,that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

The Fund 37

For More	Information

Dreyfus	Transfer Agent &
High Yield Strategies Fund	Dividend Disbursing Agent
200 Park Avenue
Mellon Investor Services LLC
New York, NY 10166
Overpeck Centre
Manager	85 Challenger Road
Ridgefield Park, NJ 07660
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Beginning with the fund’s fiscal quarter ending December 31, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

© 2004 Dreyfus Service Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not Applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	[Reserved]
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies
and Affiliated Purchasers.
Not applicable.
Item 9.	Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 10.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.
(a)(1)	not applicable
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:
November 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	November 23, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:
November 23, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)